UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 17, 2002

NETWORKS ASSOCIATES, INC.
(Exact Name of Registrant as specified in charter)

Commission File Number 0-20558

Delaware (State or other jurisdiction of incorporation)	77-0316593 I.R.S. Employer Identification Number

3965 Freedom Circle Santa Clara, California (Address of principal executive offices)	95054 (Zip Code)

Registrant’s telephone number, including area code: (408) 346-3832

Item 5.   Other Events.

On May 17, 2002, Networks Associates, Inc. (the “Company”) announced the results of the internal accounting investigation conducted by the Company’s Audit Committee.

Attached as Exhibit 99.1 is a press release containing this announcement.

Item 7.   Exhibits.

     99.1   Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORKS ASSOCIATES, INC.
Dated: May 17, 2002	By:	/S/ KENT ROBERTS Kent Roberts Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibits.

     99.1   Press release